SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Definitive additional materials.

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BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

(Name of Registrant as Specified in Its Charter)

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BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

Notice of Virtual Annual Meeting of
Shareholders and Proxy Statement

TIME

Monday, August 8, 2022

At 3:00 p.m. Eastern Time

Due to ongoing concerns regarding the coronavirus (COVID-19) pandemic,

the Meeting will be held in a virtual meeting format only.

Detailed information about each proposal is contained in the enclosed materials. Whether or not you plan to attend the meeting, your vote is important. Voting is quick and easy. Please either: (i) date, fill in, and sign the enclosed proxy card and mail in the enclosed return envelope which requires no postage if mailed in the United States or (ii) vote on the internet by following the instructions in the notice and proxy card.

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BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

300 South Tryon Street,
Suite 2500

Charlotte, North Carolina 28202

June 21, 2022

Dear Shareholder:

You are cordially invited to the 2022 Annual Meeting of Shareholders (the “Meeting” or “Annual Meeting”) of Barings Global Short Duration High Yield Fund (“BGH” or the “Fund”) to be held virtually on Monday, August 8, 2022 at 3:00 p.m. Eastern Time at the following website: https://www.viewproxy.com/BaringsGlobalShortDurationHighYieldFund/broadridgevsm/.

The notice of Annual Meeting of Shareholders and a proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the Meeting virtually, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope prodied. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.

Your vote is important to us.

Sincerely,

Thomas W. Okel
Chairman

Barings Global Short Duration High Yield Fund

300 South Tryon Street,
Suite 2500

Charlotte, North Carolina 28202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Monday, August 8, 2022

To the Shareholders of Barings Global Short Duration High Yield Fund:

The 2022 Annual Meeting of Shareholders (the “Meeting” or “Annual Meeting”) of Barings Global Short Duration High Yield Fund (“BGH” or the “Fund”) will be held virtually on Monday, August 8, 2022, at 3:00 p.m., Eastern Time, at the following website: https://www.viewproxy.com/BaringsGlobalShortDurationHighYieldFund/broadridgevsm/ (the “Meeting website”). The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the meeting in person.

You are being asked to consider and vote upon the following proposal:

1.	To elect David M. Mihalick and Dr. Bernard A. Harris, Jr. as Trustees of the Fund, each to serve for a three-year term and until their successors have been duly elected and qualify.

The Fund’s Board of Trustees (the “Board of Trustees” or the “Board”) has fixed the close of business on June 9, 2022, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. The Fund intends to mail these materials on or about June 21, 2022, to all shareholders of record entitled to vote at the Annual Meeting.

Detailed information about the proposal is contained in the enclosed materials.

While all shareholders are welcome to attend the Annual Meeting, only shareholders as of the Record Date will be entitled to vote their shares at the Annual Meeting. To participate in the virtual Meeting, please register at the Meeting website: https://www.viewproxy.com/BaringsGlobalShortDurationHighYieldFund/broadridgevsm/.

If your shares in the Fund are registered in your name, you may attend and participate in the Meeting by registering by 5:00 p.m. (Eastern Time) on August 5, 2022 prior to the Meeting and entering the control number found in the shaded box on your proxy card. Upon registration, you will receive a password to utilize on the date of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If a broker or other nominee holds your shares in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, and you wish to attend the Annual Meeting, you must obtain a legal proxy from their brokerage firm, or bank nominee, who will then provide the shareholders with a newly issued control number. We note that obtaining a legal proxy may take several days. Once a legal proxy is obtained, you can then register to attend the Meeting using the newly assigned control number, after registration you will receive a confirmation email with the information to attend and vote at the Meeting. Registration must be received no later than 5:00 p.m. (Eastern Time) on August 5, 2022.

Please see “How to Participate in the Annual Meeting” in the accompanying proxy statement for more information.

Whether or not you expect to be present at the virtual Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. If a broker or other nominee holds your shares in “street name,” you should have received a notice containing voting instructions from your nominee rather than from us. You should follow the voting instructions in the notice to ensure that your vote is counted. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.

Your vote is extremely important to the Fund. In the event there are not sufficient votes for a quorum or to approve the foregoing proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Fund.

We encourage you to carefully review the enclosed materials, which explain the proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting.

OUR BOARD OF TRUSTEES, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

By order of the
Board of Trustees,

Ashlee Steinnerd
Secretary

Charlotte, North Carolina

June 21, 2022

This is an important Annual Meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet or by telephone. Please see the enclosed proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to this Annual Meeting, you still may attend the meeting and vote your shares electronically via the live webcast if you wish to change your vote.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Barings Global Short Duration High Yield Fund (“BGH” or the “Fund”) for use at the Annual Meeting of its Shareholders (the “Annual Meeting” or “Meeting”), to be held by remote electronic means by the Fund’s investment adviser, Barings LLC (“Barings”), on Monday, August 8, 2022, at 3:00 p.m. (Eastern Time), to consider and vote on the proposal, as more fully described in this Proxy Statement. Because of our ongoing concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only.

This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board, Notice of Annual Meeting of Shareholders, and proxy card are being mailed on or about June 21, 2022, to shareholders of record as of the close of business on June 9, 2022 (the “Record Date”). The Fund’s principal business office is c/o Barings, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.

Holders of the shares of beneficial interest of the Fund (“shares”) of record on the close of business on the Record Date will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 20,064,313.05 shares of BGH outstanding on the Record Date.

The Fund has engaged Broadridge to provide shareholder meeting services, including tabulation and tracking. Should you have any questions about the proposal to be voted on or the Meeting, please contact the Fund or Broadridge by calling (toll-free) 1-866-399-1516.

Important Notice regarding the availability of Proxy Materials for the Annual Meeting to be held on Monday, August 8, 2022. The Proxy Statement is available on https://www.proxyvote.com or on the Fund’s website under Documents at https://www.barings.com/bgh.

PURPOSE OF ANNUAL MEETING

At the Annual Meeting, you will be asked to consider and vote on the following proposal:

1.	To elect David M. Mihalick and Dr. Bernard A. Harris, Jr. as Trustees of the Fund, each to serve for a three-year term and until their successors have been duly elected and qualify.

The Board of Trustees is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Shareholders have no dissenters’ or appraisal rights in connection with the proposal described herein.

Adjournment and Additional Solicitation

Pursuant to the Fund’s Bylaws, if sufficient votes in favor of the proposal set forth in the Notice of Annual Meeting of Shareholders are not received by the time scheduled for the Meeting or if the quorum required for the proposal has not been met, the chairman may propose an adjournment of the Meeting with respect to such proposal within a reasonable time after the date set for the Meeting, without the necessity of further notice to permit further solicitation of proxies. The Fund will pay the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient affirmative votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

VOTING SECURITIES

You may vote at the Annual Meeting only if you were a holder of record of the Fund’s shares at the close of business on the Record Date or if you hold a valid proxy from a shareholder of record as of such Record Date. Each share is entitled to one vote on each matter submitted to a vote at the Annual Meeting. Shareholders do not have the right to cumulate votes in the election of trustees.

QUORUM REQUIRED

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically via the live webcast or by proxy, of thirty percent (30%) of the shares entitled to vote on a particular matter shall constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve the foregoing proposal at the time of the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Fund.

Broker non-votes, if any, will be treated as shares present for the purpose of determining a quorum for the Annual Meeting. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner returns a proxy but has not provided voting instructions because it has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals. If a shareholder does not vote electronically via the live webcast or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will only be permitted to vote the shareholder’s shares on “routine” proposals. The proposal described in this Proxy Statement is considered a “routine” matter for which, under the rules of the New York Stock Exchange (“NYSE”), uninstructed shares may be voted by broker-dealers. As a result, it is expected that there will be no broker non-votes at the Meeting.

HOW TO PARTICIPATE IN THE ANNUAL MEETING

The Annual Meeting will be conducted virtually, on Monday, August 8, 2022 at 3:00 p.m. (Eastern Time) via live webcast.

Shareholders of record can participate in the Annual Meeting virtually by logging in to https://www.viewproxy.com/BaringsGlobalShortDurationHighYieldFund/broadridgevsm/ and following the instructions provided. We recommend that you log in at least ten minutes before the Annual Meeting to ensure you are logged in when the Meeting starts. Only registered shareholders as of the Record Date may submit questions and vote at the Annual Meeting. You may still virtually participate in the Annual Meeting if you vote by proxy in advance of the Annual Meeting.

Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet, as well as by mail. You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to participate in and vote via the Annual Meeting webcast.

PROPOSAL

ELECTION OF TRUSTEES

The Board, which oversees the Fund, provides broad supervision over the affairs of the Fund. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of Barings are referred to as “Independent Trustees” throughout this Proxy Statement. Barings is responsible for the investment management of the Fund’s assets and for providing a variety of other administrative services to the Fund. The officers of the Fund (“Officers”) are responsible for its operations.

Under the provisions of the Fund’s Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. The Board is currently comprised of five Trustees, three of whom are Independent Trustees, with terms expiring in 2022, 2023 and 2024. The terms of David M. Mihalick and Dr. Bernard Harris, Jr. expire this year. The Fund’s Nominating and Governance Committee nominated each of Mr. Mihalick and Dr. Harris as an “interested person” of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) for re-election as Trustees for the class whose term will expire at the 2025 annual meeting of shareholders (or special meeting in lieu thereof) to hold office until their successors are duly elected and qualified and each has agreed to serve as a Trustee of the Fund if elected. No person being nominating is being proposed for election pursuant to any agreement or understanding between such persons on the one hand, and the Fund or any other person or entity, on the other hand. Each nominee for Trustee has agreed to serve as a Trustee if elected and has consented to be named as a nominee for Trustee.

The Board recommends that you vote “FOR” the election of the nominees named in this proxy statement.

In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a Trustee, it is intended that the proxy will be voted for the election of such person or persons who are nominated as replacements. The Board of Trustees has no reason to believe that any of the persons named below will be unable or unwilling to serve.

Information Concerning Trustees, Nominees for Trustee and Officers

The following charts summarize the professional experience and additional considerations that contributed to the Nominating and Governance Committee’s and the Board of Trustees’ conclusion that each nominee for Trustee and other Trustees should serve on the Board of Trustees. The charts specifically set forth, after the name of each current Trustee, and each nominee for Trustee, his or her present office with the Fund, age, term of office and length of such term served, principal occupation during the past five years, certain of the Trustee’s other directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of the Officers along with his or her position with the Fund, term of office and length of such term served, and principal occupation or employment for the past five years.

The term “Fund Complex” included in the Trustee biographies included in this Proxy Statement includes the Fund, Barings BDC, Inc. (“BBDC”) (a publicly traded business development company (NYSE: BBDC)), Barings Capital Investment Corporation (“BCIC”) (a private business development company), Barings Private Credit Corporation (“BPCC”) (a perpetually offered non-listed business development company), Barings Corporate Investors (a closed-end fund), and Barings Participation Investors (a closed-end fund).

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Trustee
David M. Mihalick (49) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee; Nominee	If elected, term will expire 2025; Trustee since 2020	Head of Private Assets (since 2021), Head of U.S. Public Fixed Income and Member of Global Investment Grade Allocation Committee (2019-2021), Head of U.S. High Yield and Member of Global High Yield Allocation Committee (2017-2021), and U.S. High Yield Research Analyst and Portfolio Manager (2008-2017), Barings LLC.	5	Director (since 2020), Barings BDC, Inc. (business development company advised by Barings); Director (since March 2021), Barings Capital Investment Corporation (business development company advised by Barings); Trustee (since May 2022), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Trustee (2020-2021), Barings Funds Trust (open-end investment company advised by Barings).

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Trustee
Dr. Bernard A. Harris Jr. (66) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee; Nominee	If elected, term will expire 2025; Trustee since 2012	Chief Executive Officer (since 2018), National Math and Science Initiative; Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; and Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	4	Director (since February 2022), MassMutual Life Insurance Company, the parent to Barings LLC; Director (since 2021), Barings BDC, Inc. (business development company advised by Barings); Director (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Director (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Director (since 2016), Salient MLP & Energy Infrastructure Fund (mutual fund); Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Fund; Director (since 2008), U.S. Physical Therapy, Inc. (NYSE: USPH); Trustee (since 2011), Salient Midstream & MLP Fund (closed-end investment company); Trustee (2015-2017) Forward Funds (open-end investment company); and Trustee (2013-2021), Barings Funds Trust (open-end investment company advised by Barings).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Trustee
Mark F. Mulhern (62) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2024; Trustee since 2021	Executive Vice President and Chief Financial Officer (2014-2021), Highwood Properties, Inc.	4	Director (since 2016 (Triangle Capital)), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings; Director (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Director (since 2020), Intercontinental Exchange (NYSE: ICE); Director (since 2020), ICE Mortgage Technology; Director (since 2015), McKim and Creed (engineering service firm); Director and Audit Committee member (2012-2014), Highwood Properties (real estate investment trust); and Director (2015-2017), Azure MLP (midstream oil and gas).

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Trustee
Thomas W. Okel (59) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2023; Trustee since 2012	Executive Director (2011-2019), Catawba Lands Conservancy; and Global Head of Syndicated Capital Markets (1989-2010), Bank of America Merrill Lynch.	4	Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Director (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Trustee (since 2015), Horizon Funds (mutual fund complex); and Trustee (2013-2021), Barings Funds Trust (open-end investment company advised by Barings);.
Jill Olmstead (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2024; Trustee since 2021	Chief Human Resources Officer, (since 2018), LendingTree, Inc.; and Founding Partner (2010-2018), Spivey & Olmstead, LLC (talent and leadership consulting firm).	4	Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings; and Director (since 2021), Barings Private Credit Corporation (business development company advised by Barings)

OFFICERS OF THE FUND

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years
Sean Feeley (55) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2017	Vice President (2012-2017) of the Fund; Managing Director (since 2003), Barings; Vice President (since 2011), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.
Elizabeth Murray (45) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2021	Treasurer (2020-2021), of the Fund; Managing Director (since 2020), Director (2018-2020), Barings; Principal Accounting Officer (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Controller (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Principal Accounting Officer (since 2020), Director of External Reporting (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Principal Accounting Officer (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Treasurer (2020-2021), Barings Funds Trust (open-end investment company advised by Barings); and Vice President of Financial Reporting (2012-2018), Barings BDC, Inc. (f/k/a Triangle Capital Corporation).

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years
Jill Dinerman (45) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since 2020	Vice President (2020-February 2022), Secretary (2020-2021), Assistant Secretary (2019-2020), of the Fund; Global Head of Legal and General Counsel (since 2020), Managing Director (since 2016), Associate General Counsel and Corporate Secretary (2018-2020), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings; Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Vice President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Secretary (since 2018), Barings Securities LLC; Chief Legal Officer (since 2020), Barings BDC Finance I LLC; Chief Legal Officer (since 2020), Barings BDC Senior Fund I LLC; Non-Executive Director (since 2018), Baring International Investments Limited; Non-Executive Director (since 2021), Baring Asset Management Limited); Non-Executive Director (since 2021), Baring Investment Services Limited; Non-Executive Director (since 2021), Barings (U.K.) Limited; Non-Executive Director (since 2021), Barings Europe Limited; and Vice President, Secretary and Chief Legal Officer (2020-2021), Assistant Secretary (2019-2020), Barings Funds Trust (open-end Investment company advised by Barings)

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years
Michael Cowart (39) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2020	Managing Director (since 2021), Director (2018-2021), Barings; Chief Compliance Officer (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2020), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Compliance Officer (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Chief Compliance Officer (since 2019), Barings Securities LLC; Chief Compliance Officer (2020-2021), Barings Funds Trust (open-end investment company advised by Barings); and Assistant General Counsel (2016-2018), LPL Financial (independent broker-dealer).
Christopher Hanscom (39) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since 2021	Director (since 2018), Associate Director (2015-2018), Analyst (2005-2015), Barings; Treasurer (since 2017), Barings Corporate Investors and Barings Participation Investors (closed-end investment company advised by Barings); and Assistant Controller (since 2020), CI Subsidiary Trust and PI Subsidiary Trust.
Ashlee Steinnerd (40) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since 2021	Head of Regulatory and Registered Funds (since 2021), Managing Director (since 2022), Director (2019-2022), Barings; Secretary (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Secretary (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings); Secretary (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Secretary (since 2021), Barings Private Credit Corporation (business development company advised by Barings); and Senior Counsel (2011-2019), Securities and Exchange Commission.

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years
Alexandra Pacini (29) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2020	Associate Director (since 2021), Analyst (2017-2021), Barings; Assistant Secretary (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Assistant Secretary (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Assistant Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings); Assistant Secretary (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Assistant Secretary (since 2021), Barings Private Credit Corporation (business development company advised by Barings); and Assistant Secretary (2020-2021), Barings Funds Trust (open-end investment company advised by Barings).

*	Officers hold their position with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on February 22, 2022.

QUALIFICATIONS OF TRUSTEE NOMINEES AND OTHER TRUSTEES

The following provides an overview of the considerations that led the Nominating and Governance Committee and the Board to recommend and approve the election or appointment of the individuals serving as Trustee or nominee for Trustee. Each of the Trustees has demonstrated superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Fund’s management. In recommending the election or appointment of the Board members or nominees, the Nominating and Governance Committee generally considers certain factors including the current composition of the Board of Trustees, overall business expertise, gender, cultural and racial diversity, whether the composition of the Board of Trustees contains a majority of independent trustees as determined under the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a trustee, a candidate’s overall business experience, what type of diversity he or she brings to the Board of Trustees, whether the candidate has sufficient time to devote to the affairs of the Fund, including consistent attendance at Board of Trustees and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of the Fund and its shareholders.

The following summarizes each Trustee’s or nominee for Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that each individual should serve on the Board.

Dr. Bernard A. Harris, Jr. – Dr. Harris brings substantial executive, board and operations experience to the Board. He currently serves as Chief Executive Officer and Director of the National Math and Science Initiative, a nonprofit organization focused on increasing student opportunities and achievement and teaching effectiveness in STEM education, President of The Harris Foundation/Institute and Chief Executive Officer and Managing Partner of Vesalius Ventures, Inc., a venture capital firm investing in early and mid-stage healthcare technologies and companies. He previously served as a Clinical Scientist, Flight Surgeon and Astronaut for NASA. Dr. Harris currently serves as director or trustee of several business development companies, registered investment companies, and other public and private organizations, including MassMutual; Barings BDC, Inc., Barings Private Credit Corporation, and Barings Capital Investment Corporation (business development companies advised by Barings); the Endowment Fund; Salient Midstream & MLP Fund; Salient MF Trust; Forward Funds; Monebo Technologies Inc.; and U.S. Physical Therapy, Inc. In addition, he is on the Board of the National Academy of Medicine, the Texas Medical Center, CHI St. Luke’s Health – Texas Division,

National Math and Science Initiative, and the Harris Institute & Foundation. He earned a Bachelor of Science in Biology from the University of Houston, a Master of Medical Science from the University of Texas Medical Branch at Galveston, a Master of Business Administration (MBA) from the University of Houston and a Doctorate of Medicine from Texas Tech University School of Medicine. He completed a Residency in Internal Medicine at the Mayo Clinic, a National Research Council Fellowship in Endocrinology at the NASA Ames Research Center and trained as a Flight Surgeon at the Aerospace School of Medicine, Brooks Air Force Base. Dr. Harris is the recipient of numerous awards, including honorary doctorates from Stony Brook University (SUNY), Morehouse School of Medicine, New Jersey Institute of Technology (NJIT), Washington & Jefferson College, Worcester Polytechnic Institute, University of Hartford and Indiana Institute of Technology, NASA Space Flight Medal, NASA Award of Merit, a fellow of the American College of Physicians, and was the recipient of the 2000 Horatio Alger Award.

David M. Mihalick – Mr. Mihalick brings over 18 years of experience in the financial services industry. He is Barings LLC’s Head of Private Assets, managing the firm’s global private assets businesses, including global direct lending, private placement and infrastructure debt, private structured finance, funds and coinvestments and private equity real assets. He is also a member of Barings LLC’s Senior Leadership Team. Prior to his current role, Mr. Mihalick served as Head of U.S. Public Fixed Income and Head of U.S. High Yield, where he was responsible for the U.S. High Yield and Investment Grade Investment Groups. Prior to joining Barings LLC in 2008, he was a Vice President with Wachovia Securities Leveraged Finance Group. At Wachovia (now Wells Fargo) he was responsible for sell-side origination of leveraged loans and high yield bonds to support both corporate and private equity issuers. Prior to entering the financial services industry, he served as an officer in the United States Air Force and worked in the telecommunications industry for 7 years. Mr. Mihalick serves as a director of Barings BDC, Inc. and Barings Capital Investment Corporation (business development companies advised by Barings), and as a trustee of Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings). Mr. Mihalick holds a B.S. from the United States Air Force Academy, an M.S. from the University of Washington and an M.B.A. from Wake Forest University.

Mark F. Mulhern – Mr. Mulhern brings significant public company experience, both as a senior executive and as a board member. From September 2014 until his retirement on January 1, 2022, he served as Executive Vice President and Chief Financial Officer of Highwoods Properties, Inc., a Raleigh, North Carolina based publicly-traded real estate investment trust. Prior to joining Highwoods, Mr. Mulhern served as Executive Vice President and Chief Financial Officer of Exco Resources, Inc. Prior to Exco, he served as Senior Vice President and

Chief Financial Officer of Progress Energy, Inc. from 2008 until its merger with Duke Energy Corporation in 2012. He joined Progress Energy in 1996 as Vice President and Controller and served in a number of leadership roles at Progress Energy, including Vice President of Strategic Planning, Senior Vice President of Finance and President of Progress Ventures. He also spent eight years at Price Waterhouse, now known as PwC. Mr. Mulhern previously served on the Highwoods Board of Directors and Audit Committee from January 2012 through August 2014. He currently serves on the boards of Barings BDC, Inc., Barings Capital Investment Corporation and Barings Private Credit Corporation (business development companies advised by Barings). Additionally, Mr. Mulhern serves on the board of the Intercontinental Exchange, a Fortune 500 company and provider of marketplace infrastructure, data service and technology solutions to a broad range of customers. He also serves on the board of Ellie Mae, Inc., the operating company of ICE Mortgage Technology, both of which are subsidiaries of Intercontinental Exchange. Mr. Mulhern also currently serves on the board of McKim and Creed, a North Carolina based professional engineering services firm. Mr. Mulhern is a Certified Public Accountant and is a graduate of St. Bonaventure University.

Thomas W. Okel – Mr. Okel brings over 21 years of experience in the underwriting, structuring, distribution and trading of debt used for corporate acquisitions, leveraged buyouts, recapitalizations and refinancings. He previously served as Executive Director of Catawba Lands Conservancy, a non-profit land trust. Prior to joining Catawba Lands Conservancy, he served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch, where he managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America from 1989 to 2010. He currently serves as trustee or director of several public companies and non-profit organizations, including Barings BDC, Inc., Barings Capital Investment Corporation and Barings Private Credit Corporation (business development companies advised by Barings); and is Chairman of the Board of Directors of Horizon Funds, a mutual fund complex. Mr. Okel holds a Bachelor of Arts in Economics from Davidson College and a Masters of Management, Finance, Accounting and Marketing from Kellogg School of Management, Northwestern University.

Jill Olmstead – Ms. Olmstead brings over 22 years of senior leadership experience in Human Resources in the financial services industry to her role as the Chair of the Fund’s Nominating and Governance Committee. She is currently the Chief Human Resources Officer at LendingTree, Inc. and was a Founding Partner of Spivey & Olmstead, LLC, a Talent and Leadership Consulting firm with expertise in the fields of executive development and talent management founded in June 2010. She also currently serves on the boards of Barings BDC, Inc., Barings Capital Investment Corporation and Barings Private Credit Corporation (business development companies advised by Barings). The Board benefits from her experience with C-suite executives in helping lead companies’ efforts on talent strategies, including succession planning, building strong performance cultures, and diversity and inclusion work. She has a strategic and pragmatic approach to talent management with an eye toward bottom line results. In her capacity as Managing Director (2006 to 2009) and Executive Vice President (2000 to 2006) at Wachovia Corporation (now Wells Fargo) she was both the Head of Human Resources for the Corporate and Investment Bank and the Head of Human Resources for the International Businesses. Prior to this, she formed and led the Leadership Practices Group at Wachovia to create and implement a company-wide talent management process that identified, developed, tracked and promoted high potential leaders throughout their careers. Ms. Olmstead received a Bachelor of Science at Clemson University and a Masters in Organization Behavior and Development at Fielding University, Santa Barbara, CA.

SHARE OWNERSHIP OF TRUSTEES

As of May 31, 2022, the Trustees and Officers of the Fund individually beneficially owned less than one percent (1.00%) of the outstanding shares, and as a group beneficially owned 0.08% of the outstanding shares. This information is based on information furnished by each Trustee and Officer. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Also, as of May 31, 2022, Barings, the investment adviser to the Fund, beneficially owned 0.05% of the outstanding shares and Baring International Investment Limited, the sub-adviser to the Fund (the “Sub-Adviser”), beneficially owned 0.00% of the outstanding shares.

The table below sets forth information regarding the beneficial ownership* of the Fund’s shares held by each Trustee and Trustee Nominee based on the market value of such shares as of May 31, 2022. Several Trustees and Trustee Nominees also own shares of other funds in the Fund Complex, which are also disclosed below.

Dollar Ranges of Shares Owned by Trustees

Name of Nominee/ Trustee	Dollar Range of Shares in Fund	Doller Range of Shares in Fund Complex
B. Harris	None	None
D. Mihalick	$10,001-$50,000	Over $100,000
M. Mulhern	None	Over $100,000
T. Okel	$50,001-$100,000	Over $100,000
J. Olmstead	None	$10,001-$50,000

*	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Required Vote

If a quorum is present at the Meeting, the two nominees for election as Trustees who receive votes of a plurality of shares voted at the Meeting or any adjournment thereof shall be elected as Trustees.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEE OF THE FUND.

CORPORATE GOVERNANCE

Board Leadership Structure

The Board is currently comprised of five Trustees, three of whom are Independent Trustees. The Board of Trustees has determined that Ms. Olmstead and Messrs. Mulhern and Okel are independent (or not “interested persons” of the Fund). Based upon information requested from each such Trustee concerning his or her background, employment and affiliations, the Board of Trustees has affirmatively determined that none of the Independent Trustees has a material business or professional relationship with the Fund, other than in his or her capacity as a member of the Board of Trustees or any committee thereof. None of the members of the Audit Committee and Nominating and Corporate Governance Committee are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund.

As discussed below, all of the standing committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, are comprised exclusively of Independent Trustees.

Mr. Okel, who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, currently serves as Chairman of the Board and Mr. Feeley, who is an “interested person” of the Fund, serves as President. Mr. Okel presides at meetings of the Board and acts as a liaison with service providers, Officers, and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Board reviews its leadership structure periodically and believes that the leadership structure is appropriate to enable the Board to exercise its oversight of the Fund. The Board also believes that its structure, including the active role of the other Independent Trustees, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

The Board provides oversight of the services provided by Barings, including risk management activities. In addition, each committee provides oversight of Barings’ risk activities with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and relevant committees receive a wide range of reports on the Fund’s activities, including the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board and Audit Committee meet regularly with the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal securities laws and the Fund’s internal compliance policies and procedures. In addition, both the Audit Committee and the full Board regularly review information concerning risks specific to the Fund and Barings, including presentations by various Officers of the Fund, investment personnel for the Fund, Barings, the Sub-Adviser, the independent auditors for the Fund and counsel to the Fund.

Committees of the Board of Trustees

The Board has an Audit Committee and a Nominating and Governance Committee. The Board does not have a Compensation Committee because closed-end management investment companies, such as the Fund, are exempt from the requirement to have a compensation committee under the applicable NYSE rules.

The Audit Committee

The Audit Committee is comprised exclusively of Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, and operates pursuant to a written Audit Committee Charter, which is available on the Fund’s website at https://www.barings.com/globalassets/funds/barings-global-short-duration-high-yield-fund/bgh-audit-committee-charter.pdf?t=20220420065714. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516. The current members of the Audit Committee are Mark F. Mulhern (Chairman), Thomas W. Okel and Jill E. Olmstead.

Each member of the Audit Committee qualifies as an “Independent Trustee” under the current listing standards of the NYSE and the rules of the U.S. Securities and Exchange Commission (“SEC”). In accordance with the applicable SEC rules and upon due consideration of the qualifications of each member of the Audit Committee, the Board designated Mr. Mulhern as the Fund’s Audit Committee Financial Expert.

In accordance with the Audit Committee Charter, the Audit Committee is responsible for oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Fund’s independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter.

The Nominating and Governance Committee

The Nominating and Governance Committee is currently comprised of Jill E. Olmstead (Chairwoman), Thomas W. Okel and Mark F. Mulhern, all of whom are Independent Trustees. A current copy of the Nominating and Governance Committee Charter can be found on the Fund’s website at https://www.barings.com/globalassets/funds/barings-global-short-duration-high-yield-fund/nominating-and-governance-committee-charter-bgh.pdf?t=20220325052224.

The Nominating and Governance Committee is responsible for identifying and nominating individuals to serve as Trustees who are not “interested persons” of the Fund (“Independent Trustees”). The Nominating and Governance Committee Charter contemplates that all nominees for Independent Trustee will have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the amount of the Fund’s securities owned by the shareholder and the length of time such shares have been held by the shareholder. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

When the Board has or expects to have a vacancy for an Independent Trustee, the Nominating and Governance Committee will consider candidates recommended by the Fund’s current Trustees; the Fund’s shareholders; the Fund’s Officers; the Fund’s investment adviser; the Fund’s sub-adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must also be submitted in accordance with the provisions of the Fund’s Bylaws. Among other requirements, the Bylaws provide that the recommending shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal and executive offices of the Fund. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must also be submitted in accordance with the provisions of the Nominating and Governance Committee Charter, which requires that shareholder recommendations be timely received and contain biographical and other necessary information regarding the candidate that would be required for the Fund to meet its disclosure obligations under the proxy rules. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources. The Nominating and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

The Nominating and Governance Committee also considers, evaluates and makes recommendations to the Board with respect to the structure, membership and function of the Board and the Committees thereof, including the compensation of the Trustees. In addition, the Committee also annually reviews the independence of the Independent Trustees’ counsel.

Meetings of the Board of Trustees and Committees

During the fiscal year ended December 31, 2021, the Board of Trustees held four regular meetings and one special meeting, the Audit Committee held four meetings and the Nominating and Corporate Governance Committee held two meetings. During the fiscal year ended December 31, 2021, none of the members of the Board of Trustees attended less than 75% of the aggregate number of meetings of the Board of Trustees and of the respective committees on which they served.

Each of the Fund’s Trustees makes a diligent effort to attend all Board and committee meetings, as well as each annual meeting of shareholders. We encourage, but do not require, our Trustees to attend annual meetings of shareholders. All of the members of the then-constituted Board of Trustees attended the Fund’s 2021 Annual Meeting of Shareholders.

Communication with the Board of Trustees

Fund shareholers and other interested parties may communicate with any member of our Board (including the chairman), the chairman of any of our Board committees, or with our non-management Trustees as a group by sending communications to Barings Global Short Duration High Yield Fund, 300 South Tryon St., Suite 2500, Charlotte, North Carolina 28202. All such communications should indicate clearly the Trustee or Trustees to whom the communication is being sent so that each communication, other than unsolicited commercial solicitations, may be forwarded directly to the appropriate Trustee(s).

The Oversight Role of the Board of Trustees

The Board of Trustees’ role in management of the Fund is one of oversight. Oversight of the Fund’s investment activities extends to oversight of the risk management processes employed by Barings, the Fund’s investment adviser, as part of its day-to-day management of the Fund’s investment activities. The Board of Trustees reviews risk management processes throughout the year, consulting with appropriate representatives of Barings as necessary and periodically requesting the production of risk management reports or presentations and receiving reports from vendors and service providers regarding cybersecurity threats and incidents. The goal of the Board of Trustees’ risk oversight function is to ensure that the risks associated with the Fund’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Audit Committee (which consists of all the independent Trustees) is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls. The Audit Committee also monitors the application of the Fund’s valuation policies used for determining the fair value of the Fund’s investments that are not publicly traded or for which current market values are not readily available. Shareholders should note, however, that the Board of Trustees’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

In accordance with the 1940 Act, the Fund’s Trustees have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and we review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. In addition, the Board of Trustees has appointed Michael Cowart as the Fund’s Chief Compliance Officer. As such, Mr. Cowart is responsible for administering the Fund’s compliance program and meeting with the Board of Trustees at least annually to assess its effectiveness.

Code of Business Conduct and Ethics

The Fund and Barings are subject to Barings LLC’s Global Code of Ethics Policy, which applies to, among others, our executive officers, including our Chief Executive Officer and Chief Financial Officer, as well as our Trustees and Barings’ officers, directors and employees.

We will provide any person, without charge, upon request, a copy of our Global Code of Ethics Policy. To receive a copy, please provide a written request to: Barings Global Short Duration High Yield Fund, Attn: Chief Compliance

Officer, 300 South Tryon Street, Suite 2500 Charlotte, North Carolina, 28202. Any material amendments to or waivers of a required provision of the Global Code of Ethics Policy will be disclosed in accordance with applicable SEC rules and regulations.

Under Barings LLC’s Global Code of Ethics Policy, officers, trustees and certain employees of Barings must first obtain pre-clearance from Barings’ compliance department before trading in the Fund’s securities. In addition, the Fund’s Insider Trading Policy includes restrictions that prohibit Trustees and officers of the Fund from, among other things, engaging in short sales or hedging transactions with respect to the Fund’s securities, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

The Fund has procedures in place for the review, approval and monitoring of transactions involving the Fund and certain persons related to it. For example, the Fund has adopted a code of ethics for principal executive and senior financial officers (“Code of Ethics for Principal and Senior Officers”) and a code of ethics under Rule 17j-1 of the 1940 Act (“Rule 17j-1 Code of Ethics,” and collectively with the Global Code of Ethics Policy and the Code of Ethics for Principal and Senior Officers, the “Codes of Ethics”) that generally prohibit any employee, principal exeutive officer, principal financial officer, principal accounting officer, or persons performing similar functions from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. Waivers to the Codes of Ethics can generally only be obtained from the Chief Compliance Officer or his or her designee, a majority of the Board of Trustees, or the chairperson of the Audit Committee, and are publicly disclosed as required by applicable law and regulations. In addition, the members of the Audit Committee oversee, on an ongoing basis, and conduct a prior review of all transactions between the Fund and related persons (as defined in Item 404 of Regulation S-K) that are required to be disclosed in the Fund’s proxy statement.

Pursuant to the Investment Management Agreement between the Fund and Barings, Barings paid the compensation and expenses of the Fund’s Officers and of all Trustees who were officers or employees of Barings.

Each Independent Trustee is paid an annual Board retainer of $30,000, payable by the Fund in quarterly installments. The Chairman of the Board receives an additional $10,000 annual retainer in recognition of the increased responsibilities associated with the position.

In addition, the Fund reimburses Independent Trustees for any out-of-pocket expenses related to their service as members of the Board of Trustees. During the twelve months ended June 30, 2022, the reimbursement of the Trustees out-of-pocket expenses paid by the Fund was approximately $0. The Independent Trustees do not receive any stock-based compensation for their service as members of the Board of Trustees. The Fund’s Interested Trustees do not receive any compensation from the Fund for their service as members of the Board of Trustees.

The following table discloses the compensation paid to the Fund’s Trustees and Trustee Nominees (not including reimbursement for out-of-pocket expenses) for the twelve months ended June 30, 2022. The Fund, Barings Corporate Investors, Barings Participation Investors, Barings BDC, Inc., Barings Capital Investment Corporation and Barings Private Credit Corporation are collectively referred to in the table below as the “Fund Complex.” The Trustees and Trustee Nominees do not receive pension or retirement benefits.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Fund Complex
Dr. Bernard A. Harris, Jr.	$18,954***	$101,454***
David M. Mihalick	None**	None**
Mark F. Mulhern	$22,500	$272,500*
Thomas W. Okel	$26,156	$276,156*
Jill E. Olmstead	$22,500	$262,500*
Total	$90,110	$912,610

*	Total compensation reflects compensation paid to each current Trustee by the Fund for the twelve month period ended June 30, 2022. Mr. Mulhern, Mr. Okel and Ms. Olmstead also serve as directors of Barings BDC, Inc., Barings Capital Investment Corporation and Barings Private Credit Corporation, investment companies advised by Barings that have elected to be regulated as business development companies.
**	No compensation is paid by the Fund to Trustees who are “interested persons” of the Fund.
***	Dr. Harris became a director of MassMutual, the parent of Barings LLC, effective February 1, 2022, in connection with which he was deemed no longer to be an independent member of the Board.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Fund’s financial reporting process on behalf of the Fund’s Board of Trustees and operates under a written Charter adopted by the Fund’s Board of Trustees. The Audit Committee meets with the Fund’s management (“Management”) and independent registered public accountants and reports the results of its activities to the Fund’s Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In connection with the Audit Committee’s and independent registered accountant’s responsibilities,

Management advised that the Fund’s financial statements were prepared in conformity with generally accepted accounting principles. Accordingly, the Audit Committee has:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with Management and Deloitte & Touche LLP (“Deloitte”), the Fund’s independent registered public accountants;
•	Discussed with Deloitte those matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 16 (Communications with Audit Committees); and
•	Received the written disclosure and the letter from Deloitte required by the Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with Deloitte its independence.

The Audit Committee has reviewed the aggregate fees billed for professional services rendered by Deloitte for 2020 and 2021 for the Fund and for the non-audit services provided to Barings, and Barings’ parent, Massachusetts Mutual Life Insurance Company (“MassMutual”), for 2020 and 2021. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

In reliance on the reviews and discussions referred to above, the Fund’s Audit Committee presents this Report to the Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2021 audited financial statements in the Annual Report to shareholders for the period then ended and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

The Fund’s Audit Committee appointed Deloitte as the Fund’s independent registered public accountants for the fiscal year ending December 31, 2022 and, in connection therewith, Deloitte will prepare all of the Fund’s tax returns for the fiscal year ending December 31, 2022.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

Mark F. Mulhern, Audit Committee Chair

Thomas W. Okel, Audit Committee Member

Jill E. Olmstead, Audit Committee Member

May 4, 2022

THE FUND’S INDEPENDENT AUDITORS

Deloitte audited the financial statements of the Fund for the fiscal year ended December 31, 2021. Deloitte’s audit report contained no qualifications or modifications. It is expected that a Deloitte representative will be available for the Meeting. This representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees Paid to Independent Registered Public Accounts

	Deloitte Year Ended December 31, 2021	Deloitte Year Ended December 31, 2020
Audit Fees	$75,500	$74,550
Audit-Related Fees	0	0
Tax Fees	12,760	12,572
All Other Fees	0	0
Total Fees	$88,260	$87,122

Non-Audit Fees Billed to Barings and MassMutual

	Deloitte Year Ended December 31, 2021	Deloitte Year Ended December 31, 2020
Audit-Related Fees	$5,724,864	$5,966,673
Tax Fees	2,167,529	3,526,367
All Other Fees	3,108,057	3,645,524
Total Fees	$11,000,450	$13,138,564

The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Fund, Barings and MassMutual, such as a SOC-1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Fund, Barings and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Audit Committee to establish a pre-approval policy for certain services rendered by the Fund’s independent accountants. During 2021, the Audit Committee approved all of the services rendered to the Fund by Deloitte and did not rely on a pre-approval policy for any such services.

The 2020 fees billed represent final 2020 amounts, which may differ from the preliminary figures available as of the publication date of the Fund’s 2021 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Fund’s 2021 Proxy Statement, but are now properly included in the 2020 fees billed to the Fund, Barings and MassMutual.

INVESTMENT ADVISER

Barings, as investment adviser, provides investment management and certain administrative services to the Fund pursuant to an Investment Management Agreement. Barings (including its wholly-owned subsidiaries) currently has over $371 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies and institutional investors (such as insurance companies, pension plans, endowments and foundations).

Pursuant to a Sub-Advisory Agreement between Barings and Baring International Investment Limited (the “Sub-Adviser”), the Sub-Adviser provides certain investment management services to the Fund.

Barings is the indirect owner of 100% of the voting shares of the Sub-Adviser. MM Asset Management Holding LLC is the direct owner of 100% of the voting shares of Barings. MassMutual Holding LLC owns all of the voting shares of MM Asset Management Holding LLC. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual, MassMutual Holding LLC and MM Asset Management Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Barings’ principal office is located at 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The Sub-Adviser is located at 20 Old Bailey, London, United Kingdom EC4M 78F.

CERTAIN ADMINISTRATIVE SERVICES

U.S. Bancorp Fund Services, LLC acts as the Fund’s administrator (the “Administrator”) pursuant to a Master Services Agreement. The Administrator and its affiliates provide certain administrative services to the Fund, including, but not limited to, clerical and various other services required for the Fund’s operations, calculating the Fund’s daily net asset value and other financial data, preparing reports required by the securities, investment, tax or other laws and regulations, monitoring the Fund’s expense accruals and generally assisting in the Fund’s operations. The Administrator’s principal office address is 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

Barings indirectly provides certain administrative services to the Fund including, but not limited to, accounting services, meeting facilities, legal support, report preparation and other services. Barings’ principal office address is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.

BENEFICIAL OWNERS

The following table sets forth, as of May 31, 2022, the beneficial ownership information of each current Trustee, including the Trustee Nominees, as well as the Fund’s Executive Officers, the Executive Officers and Trustees as a group, and each person known to beneficially own 5% or more of the outstanding shares of the Fund. Percentage of beneficial ownership is based on 20,064,313 shares outstanding as of May 31, 2022. The information provided in the table below is based on the Fund’s review of filings made pursuant to Section 13 and Section 16 of the Exchange Act and other information obtained from such persons, if available. The address of all Trustees, Trustee Nominees, and Executive Officers is c/o Barings, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage Owned
Interested Trustees
David M. Mihalick	3,500	0.02%
Dr. Bernard A. Harris, Jr.	0	N/A
Independent Trustees
Mark F. Mulhern	0	N/A
Thomas W. Okel	4,000	0.02%
Jill E. Olmstead	0	N/A
Executive Officers
Sean Feeley	8,492	0.04%
Elizabeth Murray	0	N/A
Jill Dinerman	0	N/A
Michal Cowart	0	N/A
Trustees and Officers as a Group	15,992	0.08%
5% Holders
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	2,914,205*	14.52%

*	As stated in Schedule 13G/A filed with the SEC on January 26, 2022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Fund’s Trustees and certain Officers, investment advisers, sub-advisers, certain affiliated persons of the investment adviser or sub-adviser, and persons who own more than 10% of any class of outstanding securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms filed with the SEC and furnished to the Fund, as well as certain internal documents, the Fund believes that its Trustees and relevant Officers, Barings, the Sub-Adviser and its relevant affiliated persons have all complied with applicable filing requirements during the twelve months ended May 31, 2022.

INFORMATION ABOUT VOTING PROXIES AND THE MEETING

Manner of Voting Proxies

Shareholders are entitled to one vote, on each matter on which the shareholder is entitled to vote, for each share of the Fund that such shareholder owns at the close of business on June 9, 2022. Each fractional share is entitled to a proportionate fractional vote.

All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If a shareholder executes a proxy but gives no instructions, the shares that are represented by such proxy will be voted “FOR” the proposal and “FOR” or “AGAINST” any other business that may properly arise at the Meeting, in the proxy’s discretion.

Revocation of Proxies

Any person giving a proxy has the power to revoke it by mail or in person at any time prior to its exercise at the Meeting by executing a superseding proxy or by submitting a written notice of revocation to the Fund. To be effective, such revocation must be received prior to the Meeting and must indicate the shareholder’s name and account number.

Required Vote

Provided a quorum is present at the Meeting, the Trustee Nominees who receive votes of a plurality of shares voted at the Meeting or any adjournment therefore shall be elected.

Adjournment

Pursuant to the Fund’s Bylaws, if sufficient votes in favor of the proposal set forth in the Notice of Annual Meeting of Shareholders are not received by the time scheduled for the Meeting or if the quorum required for the proposal has not been met, the chairman may propose adjournments of the Meeting with respect to such proposal within a reasonable time after the date set for the Meeting, without the necessity of further notice to permit further solicitation of proxies. The Fund will pay the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient affirmative votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to the proxy card for instructions for voting on the internet.

PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH THE BOARD OF TRUSTEES

The Fund’s annual meeting of shareholders will generally be held in August of each year. Any shareholder intending to present a proposal at the Annual Meeting to be held in 2023 who wishes to have such proposal included in the Fund’s proxy materials for that meeting, should forward his or her written proposal to the Fund, Attention: Secretary.

Proposals of shareholders that are intended to be included in the Fund’s proxy statement and presented at the 2023 Annual Meeting of Shareholders must be received on or before February 22, 2023. A shareholder who wishes to make a proposal at the 2023 Annual Meeting of Shareholders without including the proposal in the Fund’s proxy statement must ensure that the proposal is received by the Secretary of the Fund in good order and in compliance with all applicable legal requirements and requirements set forth in the Fund’s By-Laws and Declaration of Trust between April 22, 2023 and May 13, 2023.

Pursuant to procedures approved by the Fund’s Board, including a majority of the Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, shareholders may mail written communications to the Board by writing the Fund’s Chief Financial Officer, c/o Barings LLC, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Fund holdings.

ADDITIONAL INFORMATION

Proxies will be solicited by mail and may be solicited in person or by telephone or electronically by Officers of the Fund. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s Officers in person or by telephone will be borne by the Fund. The Fund has engaged Broadridge to provide shareholder meeting services, including tabulation and tracking. It is anticipated that the cost of these services will be approximately $34,500 and may increase in the event any vote is contested or increased solicitation efforts are required. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Fund’s shareholders.

We encourage, but do not require, our Trustees to attend annual meetings of shareholders. All members of the then-constituted Board of Trustees attended the Fund’s 2021 Annual Meeting of Shareholders.

Only one copy of the Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-866-399-1516. Shareholders may also access a copy of the Proxy Statement online at https://www.proxyvote.com or on the Fund’s website under Documents at https://www.barings.com/bgh. If any shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the shareholder’s household, please contact the Fund at 1-866-399-1516 or contact your financial intermediary.

The Annual Report of the Fund for its fiscal year ended December 31, 2021, including financial statements, a schedule of the Fund’s investments as of such date and other data, was mailed on or about March 1, 2022, to all shareholders of record. The Fund’s most recent Annual Report is available on the Fund’s website at https://www.barings.com/globalassets/funds/barings-global-short-duration-high-yield-fund/2021-annual-report-barings-global-short-duration-high-yield-fund.pdf?t=20220405062551. Shareholders may also request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Fund at 1-866-399-1516.

TABULATION AND REPORTING OF VOTING RESULTS

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of elections after the taking of the vote at the Annual Meeting.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

You are cordially invited to attend the 2022 Annual Meeting of Shareholders of Barings Global Short Duration High Yield Fund, to be held virtually on Monday, August 8, 2022, at 3:00 p.m. (Eastern Time), at the following website: https://www.viewproxy.com/BaringsGlobalShortDurationHighYieldFund/broadridgevsm/. Your vote is important and, whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By order of the Board of Trustees,

Ashlee E. Steinnerd

Secretary, Barings Global Short Duration High Yield Fund

Charlotte, North Carolina

June 21, 2022

BARINGS

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/BaringsGlobalShortDurationHighYieldFund/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D88239-P76896

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. Vote on Trustees				
Election of Trustees	☐	☐	☐	______________________
01) David M. Mihalick 02) Dr. Bernard A. Harris, Jr.				

2. Other Business

In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

Please sign exactly as your name or names appear(s). When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement are available at http://www.barings.com/bgh and www.proxyvote.com.

D88240-P76896

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Jill Dinerman and Elizabeth Murray, and each of them, as attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Global Short Duration High Yield Fund ("the Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on Monday, August 8, 2022, at 3:00 p.m., Eastern Time, or at any adjournments thereof (the "Annual Meeting"). Because of our concerns with the COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format only, at the following website: https://www.viewproxy.com/BaringsGlobalShortDurationHighYieldFund/broadridgevsm/. To attend and participate in the Annual Meeting, enter the 16 digit control number from the shaded box on the card when registering at the website by 5:00 p.m. on August 5, 2022. A password for attending the meeting will be provided upon your registration. Only the Fund's shareholders of record as of the close of business on June 9, 2022 will be entitled to vote at the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OF THE ANNUAL MEETING. **THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.**

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING OF THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR THE FUND. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.